CUSIP NO. 98422X101

Exhibit 99.1

AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G

The undersigned hereby agree as follows:

(i) Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

(ii) Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: February 13, 2023

MSD Partners, L.P.		MSD Special Investments Fund, L.P.
By:	MSD Partners (GP), LLC	By:	MSD Partners, L.P.
Its:	General Partner	Its:	Manager

By:	/s/ Robert K. Simonds	By:	MSD Partners (GP), LLC
Name:	Robert K. Simonds	Its:	General Partner
Title:	Authorized Signatory
		By:	/s/ Robert K. Simonds
MSD SIF Holdings, L.P.		Name:	Robert K. Simonds
		Title:	Authorized Signatory

By:	MSD Partners, L.P.
Its:	Manager	MSD Credit Opportunity Master Fund, L.P.

By:	MSD Partners (GP), LLC	By:	MSD Partners, L.P.
Its:	General Partner	Its:	Manager

By:	/s/ Robert K. Simonds	By:	MSD Partners (GP), LLC
Name:	Robert K. Simonds	Its:	General Partner
Title:	Authorized Signatory

CUSIP NO. 98422X101

		By:	/s/ Robert K. Simonds
MSD Private Credit Opportunity Master Fund 2, L.P.		Name:	Robert K. Simonds
		Title:	Authorized Signatory
By:	MSD Partners, L.P.
Its:	Manager	Lombard International Life Ltd.

By:	MSD Partners (GP), LLC	By:	MSD Partners, L.P.
Its:	General Partner	Its:	Manager

By:	/s/ Robert K. Simonds	By:	MSD Partners (GP), LLC
Name:	Robert K. Simonds	Its:	General Partner
Title:	Authorized Signatory
		By:	/s/ Robert K. Simonds
MSD SBAFLA Fund, L.P.		Name:	Robert K. Simonds
		Title:	Authorized Signatory
By:	MSD Partners, L.P.
Its:	Manager	MSD Private Credit Opportunity Master Fund, L.P.

By:	MSD Partners (GP), LLC	By:	MSD Partners, L.P.

Its:	General Partner	Its:	Manager

By:	/s/ Robert K. Simonds	By:	MSD Partners (GP), LLC
Name:	Robert K. Simonds	Its:	General Partner
Title:	Authorized Signatory
		By:	/s/ Robert K. Simonds
		Name:	Robert K. Simonds
		Title:	Authorized Signatory